GUARANTY



TO:      GMAC COMMERCIAL CREDIT LLC, as Agent


     Reference is made to that certain Revolving Credit and Security Agreement dated as of the date hereof (as the same now exists or may hereafter be amended, supplemented, extended, modified, renewed, restated or replaced, the "Credit Agreement") among DELTA MILLS, INC. (the "Borrower"), the "Lenders" from time to time parties to the Credit Agreement (the "Lenders") and GMAC COMMERCIAL CREDIT LLC, as agent (in such capacity, "Agent") for the Lenders. In consideration of the Agent and Lenders continuing to make loans, advances and other financial accommodations to Borrower under the Credit Agreement, the undersigned hereby, jointly and severally with every other existing or future guarantor whether or not parties to this instrument, guarantees the prompt payment and performance when due, whether at maturity or earlier by reason of acceleration or otherwise, and at all times thereafter, of all "Obligations" under and as such quoted term is defined in the Credit Agreement, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Guaranty, the Credit Agreement, the Other Documents or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial Term or any renewal Term of the Credit Agreement or after the commencement of any case with respect to the undersigned or Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or acquired from others, and further including the cost of protest and all legal expenses of or for collection, or for realization upon any Collateral for the Obligations or any other Guaranty. The undersigned further agrees to pay all reasonable attorneys' fees and legal expenses incurred by Agent or any Lender in connection with the administration, defense, enforcement and/or collection of this Guaranty, which shall be payable on demand. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     Demand  of  payment,  presentment,   protest  and  notice  of  dishonor  or
non-payment are hereby expressly waived, and if any of the Obligations are payable on demand, Agent may, in its sole and absolute discretion, determine the reasonableness of the period, if any, to elapse prior to the making of demand.

     The undersigned hereby consents and agrees that, without notice to or further assent from the undersigned, the time of payment of all or any of the Obligations, or any other provisions of the Obligations, may be extended, changed or modified, the parties thereto discharged, any or all other Guarantors or Collateral may be released without obtaining other Guarantors or Collateral in


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

substitution therefor, and any composition or settlement consummated and accepted, and that the undersigned will remain bound upon this Guaranty notwithstanding one or more such extensions, changes, modifications, discharges, releases, compositions or settlements. The undersigned further consents and agrees that this Guaranty shall not be impaired or otherwise affected by any failure to call for, take, hold, protect or perfect, continue the perfection of or enforce any security interest in or other lien upon, any Collateral or by any failure to exercise, delay in the exercise, exercise or waiver of, or forbearance or other indulgence with respect to, any right or remedy available to Agent and/or Lenders, as the case may be. Any statement of account which is binding on the Borrower under the Credit Agreement shall be binding on the undersigned for all purposes under this Guaranty.

     Agent may also at any time in its discretion sell, assign, transfer and deliver the whole of the Collateral, or any part thereof, or any substitutes therefor, or any additions thereto, at public or private sale, at any time or place selected by Agent, at such prices as it may deem best and either for cash or for credit or future delivery, at the option of Agent without either demand, advertisement or notice of any kind to the undersigned, which are hereby expressly waived.

     The undersigned assigns, pledges and grants a security interest to Agent, for itself and the ratable benefit of Lenders, in any money or property belonging to the undersigned at any time in the possession of Agent or any Lender or in the possession of any parent, affiliate or subsidiary of Agent or any Lender (hereinafter called a "Related Company"), including any deposit balances and all property held by Agent or any Lender or a Related Company for any purpose including safekeeping, custody, transmission, collection, or pledge, and all proceeds of the foregoing, as security for the performance by the undersigned of the obligations under this Guaranty, whether due or not, with full power and authority to apply any such money, property and proceeds to the extinguishment of any such obligations and to sell, enforce, collect or otherwise realize on said money, property or proceeds in accordance with applicable law.

     The undersigned agrees that neither Agent nor any Lender, as the case may be, is to be obligated in any manner to inquire into the powers of Borrower, or its successors, or its directors, officers, or agents, acting or purporting to act on its behalf, and any liabilities purporting to be contracted for Borrower, or its successors, by its directors, officers, or agents, in the professed exercise of such powers, shall be deemed to form a part of the Obligations guaranteed hereunder even though the incurrence of such Obligations be in excess of the powers of Borrower, its successors, or its directors, officers, or agents aforesaid, or shall be in any way irregular, defective or invalid.

     The liability of the undersigned on this Guaranty shall be direct, immediate, absolute, continuing, unconditional, unlimited and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense hereto. This Guaranty shall be binding upon the undersigned and upon all of the administrators, executors, successors and assigns of the undersigned. Such liability shall not be conditional or contingent upon the pursuit by Agent and/or any Lender, as the case may be, of


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

whatever remedies it may have against Borrower or any of Borrower's successors, executors, administrators or assigns, or the security or liens it may possess, or any other Guarantor, and this Guaranty shall be and shall be construed as being and intended to be, a continuing guaranty of the payment of any and all Obligations either made, endorsed or contracted by or on behalf of Borrower, or by any agent for or any successor of Borrower, prior to the receipt by Agent of written notice of the revocation of this Guaranty by the undersigned, and of all extensions or renewals thereof in whole or in part; and notwithstanding the revocation of this Guaranty by the undersigned, the liability of the Guarantor so revoking shall continue as to Obligations incurred or contracted by or on behalf of Borrower, or by any agent for or any successor of Borrower, prior to such revocation and as to all extensions and renewals thereof, in whole or in part.

     If any payment of the Obligations is made by or for the benefit of Borrower and is repaid by Agent and/or Lenders to Borrower or any other party pursuant to any federal, state or other law, including those relating to bankruptcy, insolvency, preference or fraudulent transfer, then to the extent of such repayment, the liability of the undersigned with respect to such Obligations shall be automatically reinstated and shall continue in full force and effect. The undersigned agrees that if Agent gives to the undersigned written notice of the institution of any action or proceeding, legal or otherwise, between Agent and/or Lenders and Borrower, the undersigned shall be conclusively bound by the adjudication in any such legal or other proceeding, or by any judgment or award decree entered therein.

     Until such time as the Obligations have been fully and indefeasibly paid, the undersigned waives any claim or other right which the undersigned may now have or hereafter acquire against any of the Borrowers or any other person that is primarily or contingently liable on any obligation that arises from the existence or performance of the undersigned's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification.

     The undersigned also waives the right to assert in any action or proceeding upon this Guaranty any defense, offsets or counterclaims which the undersigned may have with respect thereto. This Guaranty cannot be altered or discharged orally. Notice of the acceptance of this Guaranty is hereby waived.

     Any notice or other communication required or permitted hereunder shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or five (5) days following posting thereof by certified or registered mail, postage prepaid, return receipt requested, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered or certified mail, return receipt requested, or by recognized or overnight delivery service to the address set forth below, in each case addressed to the applicable party at its address set forth below or at such other address as has been furnished in writing by such party to the other by like notice:


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

    (A)      If to Agent at:       GMAC Commercial Credit LLC, as Agent
                                   1290 Avenue of the Americas
                                   New York, New York 10104
                                   Attention:   Loan Administration Department
                                                Mr. Frank Imperato,
                                                Senior Vice President
                                   Telephone:  (212) 408-7026
                                   Telecopier: (212) 408-7162

     (B) If to the undersigned at the address specified on the signature page hereof.


     This Guaranty shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against the undersigned with respect to any of the Obligations, this Guaranty or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Guaranty, the undersigned accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty. The undersigned hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to the undersigned at its address set forth herein, and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against the undersigned in the courts of any other jurisdiction. The undersigned waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by the undersigned against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Guaranty or any related agreement, shall be brought only in a federal or state court located in the City of New York, State of New York.

     THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED, AGENT AND ANY LENDER OR ANY OF THEM WITH RESPECT TO THIS GUARANTY, THE CREDIT AGREEMENT OR OF THE OTHER DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND THE UNDERSIGNED


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

HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the undersigned has duly executed these presents this 31st day of March, 2000


DELTA MILLS MARKETING, INC.

By:   /s/  David R. Palmer
      -------------------------

Title: Controller
      -------------------------

100 Augusta Street
Greenville, South Carolina 29601
Telephone:   _______________
Facsimile:    _______________




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


STATE OF SOUTH CAROLINA    )
                           ) ss.:
COUNTY OF GREENVILE        )


     On this 31st day of March, 2000 before me personally appeared David R. Palmer to me known, who being by me duly sworn, did depose and say, that he is the Controller of DELTA MILLS MARKETING, INC. the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to such instrument is the corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                            /s/  Hope Winkler
                                            --------------------------------
                                            Notary Public




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